EXHIBIT 23.1





                          INDEPENDENT AUDITOR'S CONSENT




     We consent to the use in this Registration Statement of Generations Bancshares, Inc. on Form SB-2 of our report, dated January 8, 2002, appearing in this Registration Statement. We also consent to the reference to our Firm under the caption "Experts" in such Registration Statement.


                                   /s/  Mauldin  &  Jenkins,  LLC


Atlanta,  Georgia
March  8,  2002


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